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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 17, 1998


                            MICRO GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                       0-8358                95-2621545
----------------------------        ------------        ----------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification Number)


                 14711 Bentley Circle, Tustin, California 92780
                    (Address of principal executive offices)

                                 (714) 731-0557
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets

        On November 17, 1998 Micro General Corporation acquired LDExchange.com, Inc. for $1,100,000 in cash and 1,000,000 shares of Micro General common stock. LDExchange.com became a wholly-owned subsidiary of Micro General Corporation.

        "Safe Harbor" Statements under the Private Securities Litigation Reform Act of 1995: Statements which are not historical facts contained in this release are forward looking statements that involve risks and uncertainties, and results could vary materially from the descriptions contained herein and other risks as may be detailed in the Company's Securities and Exchange Commission filings.

Item 7. Financial Statements and Exhibits

Exhibit Number
--------------

        99(a) Press Release dated November 17, 1998 - Micro General Announces Acquisition of LDExchange.com, Inc.

        99(b) Agreement and Plan of Reorganization dated November 17, 1998 by and among Micro General Corporation, a California corporation, LDExchange.com, Inc. Joseph L. Putegnat, III, Carolyn Hallinan and Europa Telecommunications.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MICRO GENERAL CORPORATION
                                            A DELAWARE CORPORATION

Date: November 23, 1998                     By: /s/ M'Liss Jones Kane
                                                --------------------------------
                                                Secretary





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EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------

        99(a) Press Release dated November 17, 1998 - Micro General Announces Acquisition of LDExchange.com, Inc.

        99(b) Agreement and Plan of Reorganization dated November 17, 1998 by and among Micro General Corporation, a California corporation, LDExchange.com, Inc. Joseph L. Putegnat, III, Carolyn Hallinan and Europa Telecommunications.